Schedule of Investments PIMCO StocksPLUS® Global Portfolio	September 30, 2022 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 96.3% ¤
ASSET-BACKED SECURITIES 35.0%
CAYMAN ISLANDS 13.2%
522 Funding CLO Ltd. 3.750% due 10/20/2031 •		$1,300	$1,270
American Money Management Corp. CLO Ltd. 3.610% due 04/17/2029 •		1,326	1,318
Apidos CLO 3.640% due 07/18/2029 •		400	392
Arbor Realty Commercial Real Estate Notes Ltd.
3.788% due 12/15/2035 •		1,200	1,168
3.918% due 05/15/2036 ~		100	98
BDS Ltd. 4.039% due 08/15/2036 ~		73	73
Benefit Street Partners CLO Ltd.
3.592% due 07/15/2032 ~		1,300	1,264
3.770% due 01/17/2032 •		500	486
Brightspire Capital Ltd. 4.143% due 08/19/2038 •		100	97
BSPRT Issuer Ltd. 3.918% due 03/15/2036 ~		1,900	1,853
Carlyle Global Market Strategies CLO Ltd.
3.839% due 04/22/2032 •		1,300	1,268
3.872% due 08/14/2030 ~		1,200	1,183
Crestline Denali CLO Ltd.
3.740% due 04/20/2030 ~		242	239
3.923% due 10/23/2031 ~		1,200	1,173
Gallatin CLO Ltd. 3.782% due 01/21/2028 ~		522	520
LCM Ltd. 3.790% due 04/20/2031 •		600	582
Mountain View CLO LLC 3.780% due 01/16/2031 ~		2,300	2,260
Oaktree CLO Ltd. 3.869% due 04/22/2030 ~		1,300	1,273
Palmer Square Loan Funding Ltd. 3.510% due 07/20/2029 ~		318	314
Sound Point CLO Ltd.
3.760% due 10/20/2028 ~		306	304
4.510% due 07/20/2032 ~		600	578
Starwood Commercial Mortgage Trust 4.139% due 04/18/2038 •		1,000	979
Venture CLO Ltd.
3.392% due 07/15/2027 •		104	104
3.700% due 07/20/2030 •		1,200	1,183
3.840% due 04/20/2032 •		250	245
Wellfleet CLO Ltd. 3.600% due 07/20/2029 •		913	901

Total Cayman Islands			21,125

IRELAND 0.6%
Accunia European CLO DAC 0.950% due 07/15/2030 ~	EUR	357	343
BlueMountain Fuji EUR CLO III DAC 0.720% due 01/15/2031 •		450	430

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	September 30, 2022 (Unaudited)

Toro European CLO DAC 0.920% due 07/15/2030 •	190	184

Total Ireland		957

JAPAN 0.4%
Oscar U.S. Funding LLC 2.820% due 04/10/2029	$700	643

Total Japan		643

JERSEY, CHANNEL ISLANDS 0.8%
Saranac CLO Ltd. 4.385% due 08/13/2031 ~	1,200	1,175

Total Jersey, Channel Islands		1,175

UNITED STATES 20.0%
ACC Auto Trust 1.080% due 04/15/2027	210	207
Affirm Asset Securitization Trust 1.030% due 08/17/2026	1,400	1,321
American Credit Acceptance Receivables Trust 0.680% due 05/13/2025	484	483
Avant Loans Funding Trust 1.210% due 07/15/2030	700	658
Avis Budget Rental Car Funding AESOP LLC 2.970% due 03/20/2024	1,000	996
CarNow Auto Receivables Trust 3.440% due 07/15/2024	55	55
CIG Auto Receivables Trust 1.490% due 08/12/2026	1,300	1,241
CIT Mortgage Loan Trust 4.434% due 10/25/2037 •	84	83
College Avenue Student Loans LLC 3.884% due 06/25/2052 •	1,287	1,241
Countrywide Asset-Backed Certificates Trust
3.364% due 12/25/2046 •	810	745
3.564% due 10/25/2046 •	542	517
Encina Equipment Finance LLC 0.740% due 12/15/2026	122	119
Exeter Automobile Receivables Trust 2.871% due 08/15/2023	607	607
Foursight Capital Automobile Receivables Trust
1.310% due 07/15/2027	400	381
2.600% due 01/15/2026	200	196
3.070% due 04/15/2025	348	347
3.270% due 06/16/2025	700	696
FREED ABS Trust
1.010% due 11/20/2028	746	731
1.910% due 03/19/2029	700	673
Hertz Vehicle Financing LLC 1.210% due 12/26/2025	1,000	916
Lendingpoint Asset Securitization Trust 1.110% due 02/15/2029	326	321
LL ABS Trust 1.070% due 05/15/2029	362	347
Mariner Finance Issuance Trust 1.860% due 03/20/2036	800	672
MF1 Ltd. 4.660% due 11/15/2035 •	652	647
Morgan Stanley Home Equity Loan Trust 3.594% due 02/25/2036 •	652	610
Navient Private Education Loan Trust 4.268% due 07/16/2040 •	380	378
Navient Private Education Refi Loan Trust 0.940% due 07/15/2069	649	559
Navient Student Loan Trust 3.798% due 12/15/2059 •	392	383
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
3.504% due 11/25/2035 ~	74	74
3.714% due 02/25/2036 ~	100	93
OneMain Financial Issuance Trust
1.750% due 09/14/2035	500	441
3.045% due 06/16/2036 ~	500	482
Pagaya AI Debt Selection Trust
1.150% due 05/15/2029	662	642
1.530% due 08/15/2029	834	805
2.030% due 10/15/2029	910	874
4.970% due 01/15/2030	277	275
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
4.254% due 03/25/2035 ~	106	97
4.809% due 02/25/2035 •	691	617
Santander Drive Auto Receivables Trust
0.510% due 08/15/2025	1,020	1,013

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	September 30, 2022 (Unaudited)

3.980% due 12/15/2025		748	747
SLC Student Loan Trust 3.872% due 11/25/2042 •		416	413
SLM Private Credit Student Loan Trust 3.623% due 06/15/2039 •		1,369	1,304
SMB Private Education Loan Trust
1.290% due 07/15/2053		364	326
1.310% due 07/17/2051		549	489
1.340% due 03/17/2053		943	829
3.538% due 01/15/2037 ~		702	692
3.618% due 01/15/2053 •		490	472
3.735% due 02/16/2055 ~		1,046	1,031
SoFi Professional Loan Program LLC
4.034% due 01/25/2039 ~		9	9
4.184% due 10/27/2036 •		23	23
SoFi Professional Loan Program Trust 2.540% due 05/15/2046		659	615
Terwin Mortgage Trust 3.404% due 07/25/2037 •		516	512
Theorem Funding Trust 1.210% due 12/15/2027		298	290
Tricolor Auto Securitization Trust 0.740% due 04/15/2024		133	132
Upstart Securitization Trust
1.310% due 11/20/2031		460	445
3.120% due 03/20/2032		1,292	1,245
Veros Auto Receivables Trust 0.920% due 10/15/2026		936	920

Total United States			32,037

Total Asset-Backed Securities (Cost $57,975)			55,937

CORPORATE BONDS & NOTES 8.4%
CAYMAN ISLANDS 0.1%
INDUSTRIALS 0.1%
Sands China Ltd. 4.300% due 01/08/2026		200	171

Total Cayman Islands			171

DENMARK 0.2%
BANKING & FINANCE 0.2%
Danske Bank AS 4.296% (US0003M + 1.060%) due 09/12/2023 ~		400	398

Total Denmark			398

FRANCE 0.3%
BANKING & FINANCE 0.3%
Societe Generale SA
7.375% due 10/04/2023 •(f)(g)		200	182
7.875% due 12/18/2023 •(f)(g)		300	289

Total France			471

GERMANY 0.4%
BANKING & FINANCE 0.4%
Deutsche Bank AG
1.000% due 11/19/2025 •	EUR	200	181
2.222% due 09/18/2024 •		$400	381

Total Germany			562

IRELAND 0.1%
BANKING & FINANCE 0.1%
AerCap Ireland Capital DAC 2.450% due 10/29/2026		200	169

Total Ireland			169

JAPAN 0.6%
INDUSTRIALS 0.6%
Nissan Motor Co. Ltd.
3.043% due 09/15/2023		400	389

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	September 30, 2022 (Unaudited)

3.522% due 09/17/2025		400	368
4.345% due 09/17/2027		200	173

Total Japan			930

NETHERLANDS 0.6%
BANKING & FINANCE 0.6%
ING Groep NV 3.869% due 03/28/2026 •		1,000	949

Total Netherlands			949

SOUTH KOREA 0.3%
BANKING & FINANCE 0.3%
Hyundai Capital Services, Inc. 0.750% due 09/15/2023		500	479

Total South Korea			479

SWITZERLAND 1.3%
BANKING & FINANCE 1.3%
Credit Suisse AG 3.969% (SOFRINDX + 1.260%) due 02/21/2025 ~		400	390
Credit Suisse Group AG
3.091% due 05/14/2032 •		250	176
6.250% due 12/18/2024 •(f)(g)		200	172
UBS Group AG
4.229% (SOFRRATE + 1.580%) due 05/12/2026 ~		1,000	1,002
1.364% due 01/30/2027 •		400	342

Total Switzerland			2,082

UNITED KINGDOM 0.9%
BANKING & FINANCE 0.9%
Barclays Bank PLC 7.625% due 11/21/2022 (g)		600	600
HSBC Holdings PLC
1.750% due 07/24/2027 •	GBP	300	269
2.357% due 08/18/2031 •		$300	221
Lloyds Banking Group PLC 4.550% due 08/16/2028		400	365

Total United Kingdom			1,455

UNITED STATES 3.6%
BANKING & FINANCE 1.6%
Bank of America Corp. 4.301% (SOFRRATE + 1.330%) due 04/02/2026 ~		200	199
Ford Motor Credit Co. LLC 3.550% due 10/07/2022		400	400
GA Global Funding Trust 3.580% (SOFRRATE + 1.360%) due 04/11/2025 ~		600	586
JPMorgan Chase & Co. 3.793% (SOFRRATE + 1.320%) due 04/26/2026 ~		1,000	994
Nissan Motor Acceptance Co. LLC 2.750% due 03/09/2028		200	158
VICI Properties LP 4.375% due 05/15/2025		300	286

			2,623

INDUSTRIALS 1.8%
Broadcom, Inc.
3.419% due 04/15/2033		400	306
4.000% due 04/15/2029		500	441
DAE Funding LLC 1.550% due 08/01/2024		500	457
Hyatt Hotels Corp. 1.800% due 10/01/2024		400	375
Microchip Technology, Inc. 0.983% due 09/01/2024		300	277
T-Mobile USA, Inc. 3.500% due 04/15/2025		400	383
Warnermedia Holdings, Inc.
3.428% due 03/15/2024		200	193
3.638% due 03/15/2025		200	190

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	September 30, 2022 (Unaudited)

3.755% due 03/15/2027		200	179

			2,801

UTILITIES 0.2%
Pacific Gas & Electric Co. 1.700% due 11/15/2023		400	384

Total United States			5,808

Total Corporate Bonds & Notes (Cost $14,689)			13,474

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.7%
UNITED KINGDOM 0.1%
Uropa Securities PLC 1.980% due 10/10/2040 •	GBP	238	250

Total United Kingdom			250

UNITED STATES 3.6%
Barclays Commercial Mortgage Securities Trust 3.818% due 10/15/2037 •		$591	570
Colony Mortgage Capital Ltd. 3.947% due 11/15/2038 •		600	576
Commercial Mortgage Trust 4.568% due 12/15/2038 ~		740	711
Countrywide Alternative Loan Trust 3.444% due 04/25/2046 •		262	238
GS Mortgage Securities Corp. Trust 3.419% due 10/10/2032		900	899
Independence Plaza Trust 3.911% due 07/10/2035		300	281
JP Morgan Chase Commercial Mortgage Securities Trust
4.068% due 02/15/2035 ~		570	547
4.268% due 12/15/2031 •		278	276
MASTR Adjustable Rate Mortgages Trust 3.819% due 11/21/2034 ~		79	75
Morgan Stanley Capital Trust 4.068% due 11/15/2034 •		226	219
SFO Commercial Mortgage Trust 4.318% due 05/15/2038 •		400	375
Towd Point Mortgage Trust 2.250% due 12/25/2061 ~		624	583
TTAN 3.668% due 03/15/2038 •		399	385

Total United States			5,735

Total Non-Agency Mortgage-Backed Securities (Cost $6,276)			5,985

U.S. GOVERNMENT AGENCIES 0.4%
UNITED STATES 0.4%
Fannie Mae 3.384% due 12/25/2045 ~		231	228
Freddie Mac
2.560% due 07/15/2040 •		107	106
3.265% due 09/01/2037 •		182	186
3.268% due 07/15/2037 •		12	11
3.348% due 10/15/2033 •		115	115

Total U.S. Government Agencies (Cost $654)			646

U.S. TREASURY OBLIGATIONS 3.9%
UNITED STATES 3.9%
U.S. Treasury Inflation Protected Securities (e)
0.125% due 01/15/2031		341	299
0.750% due 02/15/2045		126	97
1.000% due 02/15/2048		120	98
1.375% due 02/15/2044		127	113
U.S. Treasury Notes
2.000% due 04/30/2024		100	96
2.875% due 09/30/2023		5,160	5,094
2.875% due 11/30/2023		480	472

Total U.S. Treasury Obligations (Cost $6,538)			6,269

SHORT-TERM INSTRUMENTS 44.9%
COMMERCIAL PAPER 0.6%
Fiserv, Inc. 3.466% due 10/12/2022		900	899

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	September 30, 2022 (Unaudited)

REPURCHASE AGREEMENTS (h) 1.8%			2,947

SHORT-TERM NOTES 5.9%
AmeriCredit Automobile Receivables Trust 2.192% due 06/19/2023		265	265
Enterprise Fleet Financing LLC 2.764% due 06/20/2023		1,091	1,088
Federal Home Loan Bank
0.000% due 10/28/2022 (c)		3,700	3,692
2.970% due 12/29/2022 •		3,900	3,901
Pacific Gas & Electric Co. 3.803% (SOFRINDX + 1.150%) due 11/14/2022 ~		400	399

Total Short-Term Notes (Cost $9,349)			9,345

ISRAEL TREASURY BILLS 0.3%
0.006% due 10/07/2022 - 01/04/2023 (b)(c)	ILS	1,600	447

JAPAN TREASURY BILLS 2.1%
(0.244)% due 01/11/2023 (a)(c)(d)	JPY	480,000	3,319

U.S. TREASURY BILLS 34.2%
2.568% due 10/20/2022 - 12/08/2022 (b)(c)		$54,900	54,751

Total Short-Term Instruments (Cost $71,781)			71,708

Total Investments in Securities (Cost $157,913)			154,019

Total Investments 96.3% (Cost $157,913)			$154,019
Financial Derivative Instruments (i)(j) (0.9)%(Cost or Premiums, net $(74))			(1,420)
Other Assets and Liabilities, net 4.6%			7,382

Net Assets 100.0%			$159,981

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	September 30, 2022 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.
BORROWINGS AND OTHER FINANCING TRANSACTIONS
(h)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

FICC	1.150%	09/30/2022	10/03/2022	$2,947	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	$(3,006)	$2,947	$2,947

Total Repurchase Agreements	$(3,006)	$2,947	$2,947

(1)	Includes accrued interest.

The average amount of borrowings outstanding during the period ended September 30, 2022 was $(231) at a weighted average interest rate of 0.271%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(i)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
FUTURES CONTRACTS:
LONG FUTURES CONTRACTS
Variation Margin(1)
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

E-Mini S&P 500 Index December Futures	12/2022	444	$79,953	$(10,686)	$0	$(1,171)
Euro-Bund 10-Year Bond December Futures	12/2022	1	136	(7)	1	0
Mini MSCI EAFE Index December Futures	12/2022	972	80,705	(10,792)	0	(360)
U.S. Treasury 5-Year Note December Futures	12/2022	195	20,964	(721)	0	(52)
U.S. Treasury 30-Year Bond December Futures	12/2022	12	1,517	(131)	0	(8)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2022	5	685	(49)	0	(8)

$(22,386)	$1	$(1,599)

SHORT FUTURES CONTRACTS
Variation Margin(1)
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

U.S. Treasury 2-Year Note December Futures	12/2022	33	$(6,778)	$110	$5	$0
U.S. Treasury 10-Year Note December Futures	12/2022	92	(10,310)	530	36	0
United Kingdom Long Gilt December Futures	12/2022	1	(108)	15	1	0

$655	$42	$0

Total Futures Contracts	$(21,731)	$43	$(1,599)

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	September 30, 2022 (Unaudited)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)
										Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(4)		Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Asset	Liability

AT&T, Inc.	1.000%	Quarterly	12/20/2023	1.126%		$600	$8	$(9)	$(1)	$0	$0
AT&T, Inc.	1.000	Quarterly	12/20/2026	1.317		100	2	(3)	(1)	0	0
Boeing Co.	1.000	Quarterly	12/20/2022	0.960		200	0	0	0	0	0
Boeing Co.	1.000	Quarterly	06/20/2023	1.053		400	1	(1)	0	0	0
Boeing Co.	1.000	Quarterly	12/20/2023	1.265		600	4	(6)	(2)	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	2.308		700	129	(58)	71	1	0
International Lease Finance Corp.	5.000	Quarterly	12/20/2022	0.109		600	59	(51)	8	0	0
Southwest Airlines Co.	1.000	Quarterly	12/20/2026	1.224		100	0	(1)	(1)	0	0
Stellantis NV	5.000	Quarterly	06/20/2026	2.167	EUR	400	94	(55)	39	1	0
Stellantis NV	5.000	Quarterly	12/20/2026	2.346		200	46	(26)	20	1	0
Tesco PLC	1.000	Quarterly	12/20/2027	1.766		400	0	(14)	(14)	0	(2)

							$343	$(224)	$119	$3	$(2)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)
										Variation Margin
Index/Tranches		Fixed (Pay) Rate	Payment Frequency	Maturity Date		Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Asset	Liability

CDX.IG-39 5-Year Index		(1.000)%	Quarterly	12/20/2027		$1,600	$(2)	$7	$5	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)
										Variation Margin
Index/Tranches		Fixed Receive Rate	Payment Frequency	Maturity Date		Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Asset	Liability

CDX.EM-34 5-Year Index		1.000%	Quarterly	12/20/2025		$368	$(11)	$(18)	$(29)	$6	$0
CDX.EM-36 5-Year Index		1.000	Quarterly	12/20/2026		552	(20)	(21)	(41)	9	0
CDX.EM-38 5-Year Index		1.000	Quarterly	12/20/2027		100	(8)	(2)	(10)	0	0
CDX.HY-38 5-Year Index		5.000	Quarterly	06/20/2027		1,386	43	(72)	(29)	0	(1)
CDX.HY-39 5-Year Index		5.000	Quarterly	12/20/2027		900	(40)	5	(35)	0	0
CDX.IG-38 5-Year Index		1.000	Quarterly	06/20/2027		8,500	32	(26)	6	1	0
iTraxx Asia Ex-Japan 38 5-Year Index		1.000	Quarterly	12/20/2027		400	(14)	0	(14)	1	0

							$(18)	$(134)	$(152)	$17	$(1)

INTEREST RATE SWAPS
										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Receive	1-Day USD-SOFR Compounded-OIS	1.750%	Annual	06/15/2032		$300	$39	$5	$44	$1	$0
Receive	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		13,000	179	1,471	1,650	36	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		3,800	(207)	(477)	(684)	0	(14)
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		6,900	(465)	(1,122)	(1,587)	0	(24)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		100	(20)	45	25	1	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		200	(20)	84	64	2	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		700	(93)	302	209	7	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		400	(40)	168	128	4	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		1,200	230	236	466	13	0

							$(397)	$712	$315	$64	$(38)

Total Swap Agreements							$(74)	$361	$287	$84	$(41)

(1)									Unsettled variation margin liability of $(18) for closed futures is outstanding at period end.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	September 30, 2022 (Unaudited)

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(j)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	01/2023	JPY	480,000	$3,357	$0	$0
BPS	10/2022	EUR	1,292	1,295	28	0
10/2022	GBP	620	716	24	0
10/2022	JPY	26,100	186	6	0
10/2022	$207	EUR	207	0	(4)
CBK	10/2022	ILS	200	$64	8	0
01/2023	1,400	444	48	0
DUB	10/2022	MXN	9,893	475	0	(15)
GLM	10/2022	EUR	356	354	6	0
MYI	10/2022	CHF	82	84	1	0
10/2022	$48	JPY	7,004	0	0
10/2022	489	MXN	9,990	5	0
11/2022	AUD	96	$65	4	0
11/2022	JPY	6,985	48	0	0
UAG	10/2022	$66	JPY	9,466	0	0
11/2022	JPY	9,441	$66	0	0

Total Forward Foreign Currency Contracts	$130	$(19)

WRITTEN OPTIONS:
CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES
Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value

JPM	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.600%	10/19/2022	100	$0	$0

Total Written Options	$0	$0

(1)	Notional Amount represents the number of contracts.
FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	September 30, 2022 (Unaudited)

Investments in Securities, at Value
Asset-Backed Securities
Cayman Islands	$0	$21,125	$0	$21,125
Ireland	0	957	0	957
Japan	0	643	0	643
Jersey, Channel Islands	0	1,175	0	1,175
United States	0	32,037	0	32,037
Corporate Bonds & Notes
Cayman Islands
Industrials	0	171	0	171
Denmark
Banking & Finance	0	398	0	398
France
Banking & Finance	0	471	0	471
Germany
Banking & Finance	0	562	0	562
Ireland
Banking & Finance	0	169	0	169
Japan
Industrials	0	930	0	930
Netherlands
Banking & Finance	0	949	0	949
South Korea
Banking & Finance	0	479	0	479
Switzerland
Banking & Finance	0	2,082	0	2,082
United Kingdom
Banking & Finance	0	1,455	0	1,455
United States
Banking & Finance	0	2,623	0	2,623
Industrials	0	2,801	0	2,801
Utilities	0	384	0	384
Non-Agency Mortgage-Backed Securities
United Kingdom	0	250	0	250
United States	0	5,735	0	5,735
U.S. Government Agencies
United States	0	646	0	646
U.S. Treasury Obligations
United States	0	6,269	0	6,269
Short-Term Instruments
Commercial Paper	0	899	0	899
Repurchase Agreements	0	2,947	0	2,947
Short-Term Notes	0	9,345	0	9,345
Israel Treasury Bills	0	447	0	447
Japan Treasury Bills	0	3,319	0	3,319
U.S. Treasury Bills	0	54,751	0	54,751

Total Investments	$0	$154,019	$0	$154,019

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2	125	0	127
Over the counter	0	130	0	130

	$2	$255	$0	$257
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,531)	(109)	0	(1,640)
Over the counter	0	(19)	0	(19)

	$(1,531)	$(128)	$0	$(1,659)

Total Financial Derivative Instruments	$(1,529)	$127	$0	$(1,402)

Totals	$(1,529)	$154,146	$0	$152,617

There were no significant transfers into or out of Level 3 during the period ended September 30, 2022.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The price of the Portfolio's shares is based on the Portfolio's net asset value (“NAV”). The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for The Portfolio to perform the fair value determination relating to all Portfolio investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing sources, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Pacific Investment Management Company LLC (“PIMCO” or the “Adviser”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using such data reflecting the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Sources or quotes obtained from brokers and dealers. The Portfolio's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Source. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Portfolio's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio's use of fair valuation may also help to deter “stale price arbitrage” as discussed under the "Frequent or Excessive Purchases, Exchanges and Redemptions" section in the Portfolio's prospectus.

Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps

Notes to Financial Statements (Cont.)

and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio's tax positions for all open tax years. As of September 30, 2022, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

3. INVESTMENTS IN AFFILIATES

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III ("Central Funds") to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A copy of each affiliate fund’s shareholder report is available at the U.S. Securities and Exchange Commission (“SEC”) website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio's transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2022 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$129	$0	$(128)	$(2)	$1	$0	$1	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$61	$0	$(61)	$(1)	$1	$0	$0	$0

† A zero balance may reflect actual amounts rounding to less than one thousand.

(1) The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	DUB	Deutsche Bank AG	JPM	JP Morgan Chase Bank N.A.
BPS	BNP Paribas S.A.	FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	GLM	Goldman Sachs Bank USA	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MXN	Mexican Peso
CHF	Swiss Franc	ILS	Israeli Shekel	USD (or $)	United States Dollar
EUR	Euro	JPY	Japanese Yen

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	EAFE	Europe, Australasia, and Far East Stock Index	SOFRINDX	Secured Overnight Financing Rate Index
CDX.HY	Credit Derivatives Index - High Yield	S&P 500	Standard & Poor's 500 Index	US0003M	ICE 3-Month USD LIBOR
CDX.IG	Credit Derivatives Index - Investment Grade	SOFR	Secured Overnight Financing Rate

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate	OIS	Overnight Index Swap
CLO	Collateralized Loan Obligation	MSCI	Morgan Stanley Capital International	TBA	To-Be-Announced
DAC	Designated Activity Company